                         No.__________

CONFIDENTIAL PRIVATE PLACEMENT MEMORANDUM

JOBSINSITE, INC.

$50,000

This offering is being made by JobsInSite, Inc. (the “Company”), a corporation organized under the laws of the State of New York.  The Company hereby offers for sale 500,000 shares (“Shares”) of our common stock (“Common Stock”) at $.10 per Share (the “Offering”).  The Offering is made in reliance upon an exemption from registration under the federal securities laws provided by Rule 506 of Regulation D.  The Offering will terminate upon the earlier of (i) the sale of the 500,000 Shares or (ii) April 1, 2006, unless extended by us for up to an additional sixty days or (iii) terminated earlier at the discretion of the Company.

The minimum investment is 3,500 Shares ($350.00), although the Company may, in its discretion, accept subscriptions for a lesser amount.  The Company reserves the right to reject orders for the purchase of Shares in whole or in part, and if a subscription is rejected the subscriber’s funds will be returned without interest the next business day after rejection.

THE SECURITIES OFFERED HEREIN INVOLVE A HIGH DEGREE OF RISK.  SEE “RISK FACTORS”.

	Sales Proceeds (1)	Sales Commissions (2)	Proceeds to the Company (3)
Per Share	$ 0.10	$ 0	$ 0.10
Total Offering	$50,000	$ 0	$ 50,000

(1)

THE MINIMUM INVESTMENT WILL BE 3,500 SHARES THE SUBSCRIPTION PRICE FOR WHICH WILL BE PAYABLE IN FULL IN CASH UPON SUBSCRIPTION.  THE COMPANY, IN ITS DISCRETION, MAY ACCEPT SUBSCRIPTIONS FOR FEWER SHARES.  SEE “PLACEMENT OF THE OFFERING.”

(2)

THE SHARES ARE BEING OFFERED ON A “BEST EFFORTS” BASIS BY THE COMPANY.  NO COMMISSIONS OR OTHER SIMILAR COMPENSATION WILL BE PAID IN CONNECTION WITH THE SALE OF SHARES BY MANAGEMENT.

(3)

BEFORE DEDUCTING CERTAIN OFFERING EXPENSES INCURRED IN CONNECTION WITH THE OFFERING OF SHARES, INCLUDING BUT NOT LIMITED TO, LEGAL FEES, ACCOUNTING FEES, PRINTING COSTS, AND STATE AND FEDERAL FILING FEES, IF ANY.  THE COMPANY ESTIMATES THESE FEES AND EXPENSES WILL NOT EXCEED $5,000

NEITHER THE UNITED STATES SECURITIES AND EXCHANGE COMMISSION (“SEC” OR “COMMISSION”) NOR ANY STATE SECURITIES ADMINISTRATOR HAS APPROVED OR DISAPPROVED THE SECURITIES OFFERED HEREIN NOR HAS THE COMMISSION OR ANY STATE SECURITIES ADMINISTRATOR PASSED UPON THE ADEQUACY OR ACCURACY OF THE DISCLOSURES CONTAINED IN THIS CONFIDENTIAL PRIVATE PLACEMENT MEMORANDUM (THE “MEMORANDUM”) OR THE MERITS OF AN INVESTMENT IN THE SECURITIES OFFERED HEREIN.  ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

THE SECURITIES OFFERED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “ACT”), OR THE SECURITIES LAWS OF ANY STATE AND ARE BEING OFFERED IN RELIANCE UPON

CERTAIN EXEMPTIONS FROM REGISTRATION UNDER SUCH LAWS.  SUCH EXEMPTIONS IMPOSE SUBSTANTIAL RESTRICTIONS ON THE SUBSEQUENT TRANSFER OF SECURITIES SUCH THAT AN INVESTOR HEREIN MAY NOT SUBSEQUENTLY RESELL THE SECURITIES OFFERED HEREIN UNLESS THE SHARES ARE SUBSEQUENTLY REGISTERED UNDER APPLICABLE FEDERAL AND STATE SECURITIES LAWS OR AN EXEMPTION FROM SUCH REGISTRATION IS AVAILABLE.  SEE “RISK FACTORS,” “SUITABILITY STANDARDS” AND “PLACEMENT OF THE OFFERING.”

THE DATE OF THIS OFFERING MEMORANDUM IS JANUARY 23, 2006.

THE OFFERING OF SHARES HEREIN WILL TERMINATE UPON THE EARLIER OF (I) THE SALE OF 500,000 SHARES, OR (II) APRIL 1, 2006 UNLESS EXTENDED BY US FOR UP TO AN ADDITIONAL 60 DAYS OR (III) TERMINATED EARLIER AT THE DISCRETION OF THE COMPANY.  THE OFFERING OF THE SHARES IS BEING MADE ON A “BEST EFFORTS”, NO MINIMUM BASIS.  THERE IS NO FIRM COMMITTMENT BY ANY PERSON TO PURCHASE OR SELL THE SHARES OFFERED HEREIN.  THE MINIMUM INVESTMENT IS 3,500 SHARES OR $350.00.  HOWEVER, THE COMPANY, IN ITS DISCRETION, MAY ACCEPT SUBSCRIPTIONS FOR FEWER SHARES.  UPON RECEIPT AND ACCEPTANCE OF A SUBSCRIPTION, SUBSCRIPTION PROCEEDS WILL IMMEDIATELY BE DEPOSITED IN A BANK ACCOUNT OF THE COMPANY TO BE USED AS SPECIFIED HEREIN.

CONDITIONS AND DISCLAIMERS

THE FOLLOWING STATEMENTS CONTAIN CONDITIONS IMPOSED UPON THE OFFERING OF SHARES HEREIN AND DISCLAIMERS REGARDING INFORMATION CONTAINED ELSEWHERE IN THIS MEMORANDUM, WHICH CONDITIONS AND DISCLAIMERS APPLY GENERALLY TO ALL REPRESENTATIONS AND STATEMENTS MADE IN THIS MEMORANDUM OR OTHERWISE.  PROSPECTIVE SUBSCRIBERS ARE URGED TO REVIEW THE FOLLOWING CONDITIONS AND DISCLAIMERS CLOSELY AND TO DIRECT ANY QUESTIONS REGARDING SAME TO THE COMPANY OR TO HIS OR HER PERSONAL ADVISOR.  ALL STATEMENTS, REPRESENTATIONS OR OTHER INFORMATION CONTAINED IN THIS MEMORANDUM OR OTHERWISE PROVIDED TO PROSPECTIVE SUBSCRIBERS ARE QUALIFIED IN THEIR ENTIRETY BY THE FOLLOWING CONDITIONS AND DISCLAIMERS.

THE SECURITIES DESCRIBED IN THIS CONFIDENTIAL PRIVATE PLACEMENT MEMORANDUM HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, IN RELIANCE UPON THE EXEMPTIONS SPECIFIED IN SAID ACT, NOR HAVE THESE SECURITIES BEEN REGISTERED OR QUALIFIED UNDER THE SECURITIES LAWS OF ANY STATE IN RELIANCE UPON THE EXEMPTIONS FROM REGISTRATION SPECIFIED UNDER APPLICABLE STATE SECURITIES LAWS AND REGULATIONS.

A SUBSCRIBER MUST BEAR THE ECONOMIC RISK OF INVESTMENT IN THE SECURITIES OFFERED HEREIN.  BECAUSE THE SECURITIES HAVE NOT BEEN REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION OR REGISTERED OR QUALIFIED UNDER THE SECURITIES LAWS OF ANY STATE, THE SHARES ISSUABLE HEREUNDER MAY NOT BE RESOLD OR TRANSFERRED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION UNDER FEDERAL AND APPLICABLE STATE LAW OR AN OPINION OF COUNSEL TO THE COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED.  SEE “RISK FACTORS.”

THIS OFFERING IS DIRECTED TO ACCREDITED INVESTORS AND UP TO 35 NON-ACCREDITED INVESTORS.  SEE “SUBSCRIBER SUITABILITY STANDARDS.”

DELIVERY OF THIS MEMORANDUM TO ANYONE OTHER THAN A DESIGNATED OFFEREE OR INDIVIDUALS RETAINED BY THE OFFEREE TO ADVISE HIM WITH RESPECT TO THIS OFFERING IS UNAUTHORIZED AND MAY CONSTITUTE A VIOLATION OF FEDERAL AND STATE SECURITIES LAWS.  ANY REPRODUCTION OF THIS MEMORANDUM, IN WHOLE OR IN PART, OR ANY DISCLOSURE OF ITS CONTENTS, IN WHOLE OR IN PART, WITHOUT THE PRIOR WRITTEN CONSENT OF THE COMPANY IS PROHIBITED.

EXCEPT AS OTHERWISE INDICATED, THIS MEMORANDUM SPEAKS AS OF ITS DATE OF ISSUE.  NEITHER THE DELIVERY HEREOF, NOR ANY SALE MADE HEREUNDER, SHALL CREATE AN

IMPLICATION THAT THE AFFAIRS OF THE COMPANY HAVE CONTINUED WITHOUT CHANGE SINCE SUCH DATE.

THIS MEMORANDUM DOES NOT CONSTITUTE AN OFFER TO SELL OR A SOLICITATION OF AN OFFER TO BUY ANY OF THE SECURITIES OFFERED HEREIN IN ANY STATE OR OTHER JURISDICTION IN WHICH SUCH AN OFFER OR SOLICITATION IS UNLAWFUL OR UNAUTHORIZED.

EXCEPT AS SET FORTH ABOVE, NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS OR WARRANTIES, EITHER EXPRESS OR IMPLIED, OTHER THAN THOSE WHICH MAY BE CONTAINED HEREIN.  IF MADE, SUCH INFORMATION MUST NOT BE RELIED UPON.  NO STATEMENT CONTAINED HEREIN SHALL BE DEEMED TO MODIFY, SUPPLEMENT, OR CONSTRUE IN ANY WAY THE PROVISIONS OF ANY DOCUMENTS ATTACHED HERETO AS EXHIBITS OR LISTED HEREIN OR ANY OF THE LANGUAGE CONTAINED THEREIN.  ANY STATEMENT MADE HEREIN WITH RESPECT TO ANY SUCH DOCUMENT IS QUALIFIED BY REFERENCE TO THE TEXT OF SUCH DOCUMENT.

PROSPECTIVE SUBSCRIBERS ARE NOT TO CONSTRUE THE CONTENTS OF THIS MEMORANDUM AS LEGAL, BUSINESS, OR TAX ADVICE.  EACH PROSPECTIVE SUBSCRIBER SHOULD CONSULT HIS OWN ATTORNEY, BUSINESS ADVISER, OR TAX ADVISER CONCERNING LEGAL, BUSINESS, TAX, AND RELATED MATTERS RELATING TO THIS INVESTMENT.

THE SHARES ARE OFFERED SOLELY BY THIS MEMORANDUM AND ARE SUBJECT TO PRIOR SALE.  THE COMPANY RESERVES THE RIGHT, IN ITS DISCRETION, TO WITHDRAW OR MODIFY THIS OFFER WITHOUT PRIOR NOTICE OR TO REJECT ANY SUBSCRIPTION IN WHOLE OR IN PART OR TO ALLOT TO ANY PROSPECTIVE SUBSCRIBER A LESSER NUMBER OF SHARES THAN SOUGHT TO BE PURCHASED BY SUCH SUBSCRIBER.

CAUTIONARY STATEMENT FOR PURPOSES OF THE SAFE HARBOR PROVISIONS OF THE PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995

This Memorandum may be deemed to contain “forward-looking” statements.  The Company desires to take advantage of the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995 and is including this statement for the express purpose of availing itself of the protections of such safe harbor with respect to all of such forward-looking statements.  Examples of forward-looking statements include, but are not limited to (i) projections of revenues, income or loss, earnings or loss per share, capital expenditures, growth prospects, dividends, capital structure and other financial items, (ii) statements of plans and objectives of the Company or its management or Board of Directors, including the introduction of new products, or estimates or predictions of actions by customers, suppliers, competitors or regulating authorities, (iii) statements of future economic performance and (iv) statements of assumptions underlying other statements and statements about the Company or its business.

The Company’s ability to predict projected results or to predict the effect of any legislation or other pending events on the Company’s operating results is inherently uncertain.  Therefore, the Company wishes to caution each reader of the Memorandum to carefully consider specific factors, including competition for products; the uncertainty of developing or obtaining rights to new products that will be accepted by the market; the effects of government regulations and other factors discussed herein because such factors in some cases have affected; and in the future (together with other factors) could affect, the ability of the Company to achieve its projected results and may cause actual results to differ materially from those expressed herein.

SPECIAL STATE LEGENDS

FOR NEW YORK RESIDENTS ONLY

THIS OFFERING MEMORANDUM HAS NOT BEEN REVIEWED BY THE ATTORNEY GENERAL OF THE STATE OF NEW YORK.  THE ATTORNEY GENERAL OF THE STATE OF NEW YORK HAS NOT PASSED ON OR ENDORSED THE MERITS OF THIS OFFERING.  ANY REPRESENTATION TO THE CONTRARY IS UNLAWFUL.

FOR CALIFORNIA RESIDENTS ONLY

THESE SECURITIES HAVE NOT BEEN REGISTERED UNDER APPLICABLE SECURITIES LAWS OF CALIFORNIA AND THEREFORE CANNOT BE RESOLD OR TRANSFERRED UNLESS THEY ARE SUBSEQUENTLY REGISTERED OR UNLESS AN EXEMPTION FROM REGISTRATION IS AVAILABLE.

FOR NEW JERSEY RESIDENTS

THE SHARES OFFERED HEREBY WILL BE SOLD TO AND ACQUIRED BY THE HOLDERS IN A TRANSACTION EXEMPT FROM REGISTRATION UNDERTHE NEW JERSEY STATE UNIFORM SHARES LAW, SECTIONS 49:3-50(B)(12) OR 49:3-60(b). THEREFORE, THE DEPARTMENT OS LAW AND PUBLIC SAFETY, DIVISION OF LAW, BUREAU OF SHARES HAS NOT PASSED ON THE ADEQUACY OF THE DISCLOSURE OR THE MERITS OF THIS OFFERING

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CONFIDENTIAL PRIVATE PLACEMENT MEMORANDUM

PEARL ISLAND, INC.

TABLE OF CONTENTS

MEMORANDUM SUMMARY

1

THE OFFERING

2

SUITABILITY STANDARDS

3

RISK FACTORS

5

FORWARD-LOOKING STATEMENTS

9

USE OF PROCEEDS

9

DIVIDEND POLICY

9

DILUTION

9

BUSINESS

10

PROPERTY

11

LEGAL PROCEEDINGS

11

MANAGEMENT

11

EXECUTIVE COMPENSATION

12

SECURITY OWNERSHIP OF CERTAIN

12

BENEFICIAL OWNERS AND MANAGEMENT

12

CERTAIN TRANSACTIONS

13

IINTEREST OF NAMED EXPERTS

13

DESCRIPTION OF CAPITAL STOCK

13

SHARES ELIGIBLE FOR FUTURE SALE

13

PLACEMENT OF THE OFFERING

14

LEGAL MATTERS

14

ADDITIONAL INFORMATION

14

Exhibits

A

Subscription Documents

B

Registration Rights Agreement

C

Audited Financial Statements of for the Year Ended December 31, 2004 and 2003, and Un-Audited Financial Statements from August 1, 2003 (Inception) through September 30, 2005

MEMORANDUM SUMMARY

The following summary is qualified in its entirety by the detailed information appearing elsewhere in this Memorandum.  The securities offered hereby are speculative and involve a high degree of risk.  See “Risk Factors.”

JobsInsite Inc. (the “Company”) is an educational company that offers software training & reference material which addresses the lack of knowledge on the job search, preparation, and attainment process that plagues many persons as they are seeking employment.  The Company’s products are specifically designed for job-seekers across the spectrum of experience including the first-time job seeker and the experienced candidate.   The Company will focus its energy, on a few key efforts to target these highly-motivated consumers with its simple computer-based training software that focuses on specific elements for ultimately attaining the dream job.

The education industry affects all American citizens.  According to the United States Department of Education and Jeffries & Company, Incorporated, the 2004 American education industry is estimated at $1 billion in size.  JobsInSite’s specific areas of focus, educational training and education products, are categorized as $100 billion and $40 billion industries, respectively.   In 1998, the total education market was $651 billion, and educational training and products comprised $60 billion and $32 billion, respectively, of the $651 billion market aggregate.

The growth of educational supplements including online universities, non-selective universities, training products like those offered by Video Professor, and the increased university enrollment of retirees at elite institutions underlines the market for the Company.  Americans are increasingly viewing education as an advantage that can be harnessed to pursue a better future.  JobsInsite’s computer-based software training, to be used as a main resource or as a supplemental tool for career service offices and retraining centers, presents tools that offer this educational component.

The persistent and well-documented process of outsourcing by American companies is also a factor for the Company’s prospects.   This trend of sending high-paying American jobs to Asia and Latin America is creating a tremendous number of workers who must retrain and update their skill set to align with America’s shift to a service-based economy.  These workers must acquire new skills as well as an increased knowledge of how best to prepare and market themselves, leverage different media to find job opportunities, and negotiate potential offers.

The need for job training and re-education modules is demonstrated by the increased workload by the National Association of Workforce Boards (NAWB).  NAWB “believes that through the influence of committed private and public sector leadership, a high performance, quality workforce development system can be developed to meet the human resource needs of the competitive global economy that increasingly demands highly skilled workers”. The increased activity of the various municipal and statewide boards has increased steadily over the years underscoring the climate for the Company’s software training and reference materials.

The Company has received certification from a number of entities establishing its position as a promising minority-based company.   In July of 2005, the Company was certified by the National Minority Supplier Development Council.  Additionally, in August of 2005, the Company was recognized by the New York City Small Business Services as a certified minority business enterprise (MBE).   Lastly, in October of 2005, the Small Business Association certified the Company as a small disadvantaged business (SDB).  Each of these certifications will further advance the Company’s ability to attain contracts for its job-training software.

The Company’s training software addresses the needs of both white-collar and blue-collar professionals and job-seekers.  It was specifically designed for this purpose. The software’s focus on resume creation, internet job-hunting, interviewing, and negotiation, among others is a strong tool for use by those looking for either a refresher or reference tool to those who are starting the job search and attainment process for the first time.  The Company is servicing this growing market.

The Company is seeking partnerships with various job training centers and small universities with insufficient funds to have robust career training personnel and materials.  These partners will be initially located within the NY and northern New Jersey areas.  The Company is also targeting technical universities and junior colleges such as DeVry Institute and Apex Technical College as a means to prepare their current students and graduates.  The same presentation and strategy will be also be utilized with training centers and small universities.

The Company will also enact an online strategy.  This strategy will entail the Company developing an online presence  where its software products will be listed and sold online.  The Company will utilize keywords on search engines like Google to create traffic to the site and catalyze sales.

The Company was incorporated as a New York corporation on August 4, 2004.  Our principal executive offices are located at 426 West 49th Street, 4A, NY, NY 10019.  Our telephone numbers are (646) 483-4386 and (617) 549-1745, and our fax number is (530) 323-7253.

THE OFFERING

Securities Offered:

500,000 Shares at $.10 per Share.

Common Stock Outstanding:

Prior to the Offering

2,040,000 shares

After the Offering

2,540,000 shares

(Assuming the sale of all Shares offered)

Use of Proceeds:

The net proceeds of the Offering, estimated at $50,000 are expected to be used for general corporate purposes. See “Use of Proceeds.”

Risk Factors:

Purchase of the Shares offered hereby involves substantial risks, including risks associated with a lack of operating history, lack of profitability, dependence upon receipt of additional capital, dependence upon key personnel and external competition, among others.  See “Risk Factors.”

No Market:

There is no market for the Company’s securities and there can be no assurance that a market will develop.

SUITABILITY STANDARDS

An investment in the Shares is suitable only for persons who have sufficient financial means to afford a total loss of their investment (see “Risk Factors”) and who also have no need for liquidity with respect to this investment.  Additionally, the Company will impose certain standards which prospective investors must meet in order to invest.  These standards have been imposed to enable the Company to comply with its obligations under applicable federal and state securities laws.  It should be noted that these Suitability Standards are minimum requirements for prospective investors and satisfaction of these requirements does not necessarily mean that the Shares are a suitable investment for a prospective investor.

The Company must reasonably believe that each such investor has sufficient financial means to afford a total loss of his investment and either alone or with his purchaser representative, has such knowledge and experience in financial and business matters that he is capable of adequately evaluating the merits and risks of the investment. Further, each investor must acquire the Shares for his own account and not for the account of others, for investment purposes only and not with a view to, or for, resale distribution or fractionalization thereof.

The Shares may be sold to an unlimited number of so called “accredited investors” as defined in Rule 230.501 under Regulation D.

The shares may be sold to no more than 35 non-accredited investors.

Prospective subscribers should be aware that some states impose more restrictive suitability requirements for investments than are imposed above. In the event a subscriber is a resident of a state which imposes more restrictive suitability standards than those described, the subscriber will be required to satisfy the more restrictive standards or requirements.

For purposes hereof, an “Accredited investor,” as defined under the Securities Act of 1933 (the “Act”) shall mean any person who comes within any of the following categories, or who the Company reasonably believes comes within any of the following categories, at the time of the sale of the Shares to that person:

(i)

any bank as defined in Section 3(a)(2) of the Act, or any savings and loan association or other institution as defined in Section 3(a)(5)(A) of the Act whether acting in its individual or fiduciary capacity; any broker or dealer registered pursuant to Section 15 of the Securities Exchange Act of 1934; any insurance company as defined in Section 2(13) of the Act; any investment company registered under the Investment Company Act of 1940 or a business development company as defined in Section 2(a)(48) of that Act; any Small Business Investment Company licensed by the U.S. Small Business Administration under Section 301(c) or (d) of the Small Business Investment Act of 1958; any plan established and maintained by a State, its political subdivisions, or any agency or instrumentality of a State or its political subdivisions, for the benefit of its employees, if such plan has total assets in excess of $5,000,000; any employee benefit plan within the meaning of the Employee Retirement Income Security Act of 1974 if the investment decision is made by a plan fiduciary, as defined in Section 3(21) of such Act, which is either a bank, savings and loan association, insurance company, or registered investment adviser, or if the employee benefit plan has total assets in excess of $5,000,000 or, if a self-directed plan, with investment decisions made solely by persons that are accredited investors;

(ii)

any private business development company as defined in Section 202(a)(22) of the Investment Advisers Act of 1940;

(iii)

any organization described in Section 501(c)(3) of the Internal Revenue Code, corporation, Massachusetts or similar business trust, or partnership, not formed for the specific purpose of acquiring the securities offered, with total assets in excess of $5,000,000;

(iv)

any director, executive officer, or general partner of the issuer of the securities being offered or sold, or any director, executive officer or general partner of a general partner of that issuer;

(v)

any natural person whose individual net worth, or joint net worth with that person’s spouse, at the time of his purchase, exceeds $1,000,000;

(vi)

any natural person who had an individual income in excess of $200,000 in each of the two most recent years or joint income with that person’s spouse in excess of $300,000 in each of those years and has a reasonable expectation of reaching the same income level in the current year;

(vii)

any trust, with total assets in excess of $5,000,000, not formed for the specific purpose of acquiring the securities offered, whose purchase is directed by a sophisticated person as described in Rule 506(b)(2)(ii) under the Act; and

(viii)

any entity in which all of the equity owners are accredited investors.

Each investor must acquire the Shares for his own account and not for the account of others, for investment purposes only and not with a view to, or for resale, distribution or fractionalization thereof.

Prior to acceptance of any subscription by the Company, each prospective investor must represent, by completing and signing the Subscription Agreement attached hereto as Exhibit A and having his representative(s), if any, complete a Purchaser Representative Questionnaire that:

(i)

he understands that the Shares represent a speculative, high risk investment, and that he must bear the economic risk of that investment for an indefinite period of time because the Shares have not been registered under the Act or applicable state blue sky or securities laws and that he therefore cannot sell his share(s) unless they are subsequently so registered or an exemption from registration is available, and that any transfer will require the approval of the Company;

(ii)

he understands that the Shares will bear a restrictive legend prohibiting transfers thereof except in compliance with the provisions of the Subscription Agreement and applicable securities laws and will not be transferred of record except in compliance therewith;

(iii)

he is acquiring the Shares for investment solely for his own account and without any intention of reselling or distributing them;

(iv)

if the prospective investor is not a natural person, it was not organized or reorganized for the specific purpose of acquiring the Shares;

(v)

the Company has, during the course of the Offering and prior to the sale of the Shares, accorded him and his representatives, if any, the opportunity to ask questions and receive answers concerning the terms and conditions of this Offering and to obtain any additional information, to the extent the Company or its agent possess such information or could have acquired it without unreasonable effort or expense, necessary to verify the accuracy of the information contained in this Memorandum;

(vi)

he, alone or in conjunction with his purchaser representative, if any, has substantial knowledge and experience in business and financial matters, and is an experienced and sophisticated investor fully capable of evaluating the risks and merits of the proposed investment in the Shares;

(vii)

considering his business and financial circumstances (including, but not limited to, health problems, unusual family responsibilities and requirements for current income) and all other factors, the prospective investor is able to bear the economic risk of an illiquid investment in the Shares, including the risk of loss of the entire amount of the prospective investor’s investment; and

(viii)

the information provided by the prospective investor in his Subscription Agreement and Purchaser Representative Questionnaire (if applicable) is true and accurate.

The Company may make or cause to be made such further inquiry and obtain such additional information as it deems appropriate with regard to the suitability of prospective investors.  The Company may reject subscriptions in whole or in part if, in its reasonable judgment, it deems such action to be in the best interest of the Company.  If this Offering is oversubscribed, the Company will, in its sole discretion, determine which subscriptions will be accepted.

If any information or representation made by a prospective investor or others acting on his behalf mislead the Company as to the financial or other circumstances of such investor, and if, because of any error or misunderstanding as to such circumstances, a copy of this Memorandum is delivered to any prospective investor, this Memorandum must be returned to the Company immediately.  The suitability standards set forth herein may be altered or waived by the Company as to any particular investor or investors without notice of any kind.

THE SUITABILITY STANDARDS DISCUSSED ABOVE REPRESENT MINIMUM SUITABILITY STANDARDS FOR PROSPECTIVE INVESTORS.  EACH PROSPECTIVE INVESTOR IS ENCOURAGED TO CONSULT WITH HIS LEGAL, TAX AND OTHER ADVISORS TO DETERMINE WHETHER AN INVESTMENT IN THE SHARES IS APPROPRIATE IN HIS PARTICULAR CIRCUMSTANCES.

Prospective investors and purchaser representatives are urged to request any additional information they may consider necessary in making an informed investment decision.  The Company will make available to each prospective investor and his purchaser representative, if any, the opportunity to ask questions of, and receive answers from, the Company or a person acting on its behalf concerning the terms and conditions of this Offering, the Company, or any other relevant matters.  The Company will respond with any additional information necessary to verify the accuracy of the information set forth in this Memorandum to the extent that the Company possesses such information or can acquire it without unreasonable effort or expense.

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RISK FACTORS

This Memorandum contains forward-looking statements.  Actual results could differ materially from those projected in the forward-looking statements as a result of certain of the risk factors set forth below.  The Shares being offered hereby involve a high degree of risk.  Prospective investors should consider the following risk factors inherent in and affecting the business of the Company and an investment in the Shares.

General

We have Future Capital Needs and Without Adequate Capital We May Be Forced to Cease or Curtail our Business Operations

Our growth and continued operations could be impaired by limitations on our access to the capital markets. The principals of our Company have committed up to $3,000.00 in additional capital to us via non-interest bearing unsecured lines of credit. However, we can give no assurances that the capital we have raised, and the additional capital available to us from our principals, will be adequate for the long-range growth of our Company. If financing is available, it may involve issuing securities senior to the Shares or equity financings which are dilutive to holders of the Shares. In addition, in the event we do not raise additional capital from conventional sources, such as our existing investors or commercial banks, there is every likelihood that our growth will be restricted and we may be forced to scale back or curtail implementing our business plan.

Even if we are successful in raising capital, we will likely need to raise additional capital to continue and/or expand our operations. If we do not raise the additional capital, the value of any investment in our Company may become worthless.

In the Event We are Unable to Obtain Additional Financing, We May Not be Able to Continue as a Going Concern

The Company has generated nominal revenues since inception, had a proprietor’s deficit of ($2,618) as of December 31, 2003 and a proprietor’s deficit of ($1,908) as of December 31, 2004. Additionally, the Company has no employees. These factors among others indicate that the Company may be unable to continue as a going concern, particularly in the event that it cannot obtain additional financing and/or attain profitable operations. The accompanying financial statements do not include any adjustments that might result from the outcome of this uncertainty and if the Company cannot continue as a going concern, your investment in the Company could become devalued or even worthless.

We have a Limited Operating History and Because of This It May Become Difficult to Evaluate Our Chance for Success

We were formed as a New York corporation in July 2004. From August 2003, until our incorporation, we operated as a New Jersey LLC. Our operating history since inception has shown a continually upward trend to both the total number of sales and the sales volume, however we can give no assurances that our sales, if any, will continue to increase in the future. Aside from organizational costs incurred, we have not incurred significant expenses to date, but do have a limited operating history which includes the design, sale and delivery of our educational software which have generated a nominal amount of sales. As such, it may be difficult to evaluate our business prospects.

We are a development stage company with limited experience in the educational business, which means we need to arrange new agreements, raise needed capital, and pay expenses and general administrative fees.  We are a relatively new company and, as such, run a risk of not being able to compete in the marketplace because of our relatively short existence. New companies in the competitive educational environment, such as ours, may have difficulty in continuing in the highly competitive environment, and as a result, we may be forced to abandon or curtail our business plan. Under such a circumstance, the value of any investment in our Company may become worthless.

No Firm Commitment to Purchase Common Stock and Possible Diminution of Risk Spreading

This is a best efforts Offering.  No commitment exists by anyone to purchase any of the Shares offered hereby and the Company can give no assurance that any or all of the Shares will be sold.  Initial investors assume additional risk on whether the Offering will be fully subscribed and how the Company will utilize these proceeds.  There is no minimum Offering and the Company will retain any amount of proceeds received from the sale of the Shares.  Moreover, there is no assurance that the Company’s estimate of its liquidity needs is accurate or that new business development or other unforeseen events will not occur, resulting in the need to raise additional funds.  As this Offering is a best efforts financing, the Company has no assurance that this financing will be completed or that any future financing will be affected.

We are dependent on Kofi Kankam & Kevin Cadette, Our Chief Executive Officer and Vice President, respectively, and if We Lose Them, We Will Face Significant Hurdles to Continuing Operations

The Company’s performance is substantially dependent on the performance Kofi Kankam and Kevin Cadette.  The loss of the services of Messieurs Kankam and Cadette could have a materially adverse effect on our business, the results of operations or financial condition.  In addition, the absence of Messieurs Kankam and Cadette will force us to seek a replacement that may have less experience, or who may not understand our business as well, or we may not be able to find a suitable replacement.

Our Executive Officers May Significantly Influence Matters to be Voted On

The Company’s executive officer and directors control 98% of our outstanding Common Stock prior to this Offering.  Assuming the sale of 500,000 Shares, the Company’s executive officers will control approximately 79% of the Company’s outstanding Common Stock.  Accordingly, the Company’s executive officers possess significant influence over the Company on matters submitted to the stockholders for approval, including the election of directors, mergers, consolidations, the sale of all or substantially all of our assets, and also the power to prevent or cause a change in control. This amount of control by our founders gives them substantial ability to determine the future of our Company, and as such, they may elect to close the business, change the business plan or make any number of other major business decisions without the approval of shareholders. This control may eventually make the value of any investment in our Company worthless.

No Market Currently Exists for Our Common Stock

We currently lack a market for our Common Stock. Therefore, it is difficult to determine exactly how many our securities are worth. This makes an investment in our Company very speculative. Because of the illiquid nature of our shares, any investment in our Company may become worthless. In addition, even if a market does develop for our shares it is likely that it will be illiquid and sporadic.

We Have Not and Do Not Anticipate Paying Any Cash Dividends on Our Common Stock. Because of This Our Securities Could Face Devaluation in the Market

We have paid no cash dividends on our Common Stock to date and it is not anticipated that any cash dividends will be paid to holders of our Common Stock in the foreseeable future. While our dividend policy will be based on the operating results and capital needs of the business, it is anticipated that any earnings will be retained to finance our future expansion. As an investor, you should take note of the fact that a lack of a dividend can further affect the market value of our stock, and could significantly affect the value of any investment in our Company.

Our Bylaws provide for Indemnification of Our Officers and Directors, so it will be Difficult to Seek Damages From our Officers and/or Directors in a Lawsuit

Our Bylaws provide that the officers and directors of our Company will only be liable to our Company for acts or omissions that constitute actual fraud, gross negligence or willful and wanton misconduct. Thus, we may be prevented from recovering damages for certain alleged errors or omissions by the officers and directors for liabilities incurred in connection with their good faith acts on behalf of our Company. Such an indemnification payment might deplete our assets. Stockholders who have questions respecting the fiduciary obligations of our officers and directors should consult with independent legal counsel. Additionally, it is the position of the Securities and Exchange Commission that exculpation from and indemnification for liabilities arising under the 1933 Act and the rules and regulations thereunder is against public policy and therefore unenforceable. See “Management”.

Intense Competition

As discussed above, larger and better-funded job and career-associated companies may pose a competitive threat.

The Company expects competition to intensify in the future.  Numerous well-established companies are focusing significant resources on providing and delivering job supplemental aid currently in the arena of job postings, but which may begin to encompass software-based training supplements.  There can be no assurance that the Company will be able to compete successfully or that competitive pressures, including possible downward pressure on the prices it charges for its products, will not adversely affect its business, results of operations and financial condition.

The Company’s growth is expected to place a significant strain on the Company’s managerial, operational and financial resources.  Further, as the Company receives additional contracts, the Company will be required to manage multiple relationships with various customers and other third parties.  These requirements will be exacerbated in the event of further growth of the Company or in the number of its contracts. There can be no assurance that the Company’s systems, procedures or controls will be adequate to support the Company’s operations or that the Company will be able to achieve the rapid execution necessary to successfully offer its products and implement its business plan.  The Company’s future operating results will also depend on its ability to add additional personnel commensurate with the growth of its business.  If the Company is unable to manage growth effectively, the Company’s business, results of operations and financial condition will be adversely affected.

Management of Growth

Our growth is expected to place a significant strain on our managerial, operational and financial resources, as we currently do not have any other employees. Further, as we receive contracts and orders we will be required to manage multiple relationships with various customers and other third parties. These requirements will be exacerbated in the event our further growth or in the number of our contracts. There can be no assurance that our systems, procedures or controls will be adequate to support our operations or that we will be able to achieve the rapid execution necessary to successfully offer our services and implement our business plan. Our future operating results will also depend on our ability to add additional personnel commensurate with the growth of our business. If we are unable to manage growth effectively, our business, results of operations and financial condition will be adversely affected.

Risks Relating To the Offering

You Will Incur Immediate Dilution in this Offering

The offering price of our Common Stock is substantially higher than the net tangible book value per share of the outstanding Common Stock issued after this Offering.  Therefore, if you purchase our Shares in this Offering, you will incur substantial immediate dilution in the net tangible book value per share of Common Stock from the price you pay for such Share.

Arbitrary Determination of Offering Price

The offering price of the Shares has been arbitrarily determined by the Company based on estimates of the price that purchasers of speculative securities, such as the Shares, will be willing to pay considering the nature and capital structure of the Company, the experience of the officers and directors and the market conditions for the sale of equity securities in similar companies.  The offering price of the Shares bears no relationship to the assets, earnings or book value of the Company, or any other objectives standard of value.  See “Placement of the Offering”.

Lack of Cash Dividends

The Company has paid no cash dividends on its Common Stock to date and it is not anticipated that any cash dividends will be paid to holders of the Company’s Common Stock in the foreseeable future.  While the Company’s dividend policy will be based on the operating results and capital needs of the business, it is anticipated that any earnings will be retained to finance the future expansion of the Company.

Limitation on Remedies; Indemnification

The Company’s Bylaws provide that the officers and directors will only be liable to the Company for acts or omissions that constitute actual fraud, gross negligence or willful and wanton misconduct.  Thus, the Company may be prevented from recovering damages for certain alleged errors or omissions by the officers and directors for liabilities incurred in connection with their good faith acts for the Company.  Such an indemnification payment might deplete the Company’s assets.  Stockholders who have questions respecting the fiduciary obligations of the officers and directors of the Company should consult with independent legal counsel.  It is the position of the Securities and Exchange Commission that exculpation from and indemnification for liabilities arising under the 1933 Act and the rules and regulations thereunder is against public policy and therefore unenforceable.  See “Management”.

Lack of Liquidity; Limited Transferability

There has been no prior market for the Company’s Common Stock nor is it expected that one will develop unless and until the Company successfully completes a public offering, if ever.  The Shares of Common Stock are being offered pursuant to an exemption from registration under the Securities Act of 1933 which imposes substantial restrictions on the transfer of such securities.  All certificates which evidence the Shares of Common Stock will be inscribed with a printed legend which clearly describes the applicable restrictions on transfer or resale by the owner thereof.  Accordingly, each investor should be aware of the long-term illiquid nature of his investment.  In no event may such securities be sold, pledged, hypothecated, assigned or otherwise transferred unless such securities are registered under the Securities Act and applicable state securities laws or the Company has received an opinion of counsel that an exemption from registration is available with respect thereto.  Rule 144, the primary exemption for resales of restricted securities is only available for securities of issuers providing current information to the public.  While the Company will be required to make such information available should it conduct an initial public offering, and assuming such public offering is in fact successfully carried out, the Company does not currently make such information available precluding reliance on Rule 144.  Thus, each investor should be prepared to bear the risk of such investment for an indefinite period of time.  See “Description of Securities” and “Placement of the Offering”.

FORWARD-LOOKING STATEMENTS

This Memorandum includes forward-looking statements within the meaning of Section 27A of the Securities Act, and Section 21E of the Securities Exchange Act.  We have based these forward-looking statements on our current expectations and projections about future events.  These forward-looking statements are subject to known and unknown risks, uncertainties and assumptions about us that may affect our actual results, levels of activity, performance, or achievements expressed or implied by such forward-looking statements.  These factors are discussed in the “Risk Factors” section beginning on page 6 of this Memorandum.  In some cases you can identify forward-looking statements by terminology such as “may”, “will”, “should”, “could”, “would”, “expect”, “plan”, “anticipate”, “believe”, “estimate”, “continue”, or the negative of such terms or other similar expressions.  All forward-looking statements attributable to us or persons acting on our behalf are expressly qualified in their entirety by the cautionary statements included in this Memorandum.  We undertake no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.  In light of these risks, uncertainties and assumptions, the forward-looking events discussed in this Memorandum might not occur.

USE OF PROCEEDS

The Company intends to use the net proceeds of this Offering to fund working capital including office set-up costs. software upgrade, marketing material, website enhancements and general administrative expenses.

The amounts actually expended for working capital as well as other purposes may vary significantly and will depend on a number of factors, including the amount of our future revenues and the other factors described under “Risk Factors.”  Accordingly, our management will retain broad discretion in the allocation of the net proceeds of this Offering.  In the event the Company sells 500,000 Shares in this Offering, the Company anticipates that these proceeds will be able to satisfy the Company’s capital needs for approximately 12 months.

DIVIDEND POLICY

We have not in the past paid any dividends on our equity securities and anticipate that we will retain any future earnings for use in the expansion and operation of our business.  We do not anticipate paying any cash dividends in the foreseeable future.  Any determination to pay dividends will depend upon our financial condition, results of operations and capital requirements.

DILUTION

Our net tangible book value as of September 30, 2005 was $286 or $.00 per Share of Common Stock.  Net tangible book value per share represents the total tangible assets less total liabilities, divided by the shares of common stock outstanding as of September 30, 2005.  The net tangible book value as of September 30, 2005 to reflect the issuance and sale of all of the Shares offered at $.10 per Share and deductions for estimated offering expenses estimated at $5000 was $45,000 or $.02 per share.  This represents an immediate increase in net tangible book value of $.02 per share to existing shareholders and an immediate dilution of $.08 per share to new investors.  The following table illustrates this share dilution.

Offering price per share

$.10

Net tangible book value per share at September 30, 2005

$.00

Increase in the net tangible book value per share

$.02

Attributable to new investors

Net tangible book value after this offering (adjusted)

$.02

Dilution per share to new investors

$.08

BUSINESS

Overview

JobsInSite provides educational career-based training software which teaches vital skills to support the job search, preparation, and attainment process for persons of all educational and employment levels.  The Company created these products as books in 2003 and converted them into interactive software in 2004 when realizing the great need and usefulness of such software products.  Since late 2004, Mr. Kankam and Mr. Cadette have begun to lay the groundwork to build JobsInSite relationships that could be utilized to distribute and sell the computer-based software.

Specifically, the software Shares offered on the JobsInSite educational training CD include:

1.

Building the Perfect Resume for that Perfect Job

a.

Comprehensive explanation and analysis of various elements and detailed step-by-step instructions and strategies to construct an excellent, top-tier resume

2.

The Fantastic Interview & Negotiation:  How to Come Across as the Right Person & Get What You Want

a.

Extensive instruction on preparation, execution, and follow-through essentials for the perfect interview – specific guidance on negotiation fundamentals

3.

JobsInSite 100 Jobs Site Analysis

a.

Detailed multi-industry, geography, and job-type tool complete with rigorous analysis of over 100 websites

4.

Internet Job-Hunting:  What Exists & How to Harness It

a.

Thorough and informative content offering Internet job search websites, offerings, and strategies to attain those jobs

JobsInSite will seek partnership with various educational institutions and organizations to purchase its product and build multi-year relationships and contracts with these groups.  In all cases, JobsInSite will offer both year-based and volume-based discounts for its partners.   JobsInsite will use its online presence, with regard to both its websites and its website-generated sales to gain leverage in operating with these educational institutional partners.

Market Need

Management believes that numerous persons have a need for the product The Company’s products will offer immediate support and improvement in the eventual goal of attaining a job for all of its users of varied expertise and training.  To obtain a market presence for its brand and to sell its products, the Company has established an online website at http://www.jobsinsite.com.

The Company’s principal business activity will consist of contacting and demonstrating to educational organizations the utility of the software for their customers.  Management will attempt to derive multiple software product sales and extend the relationship to a multi-year contract.   If successful in selling its product, the Company will also attempt to offer co- sponsorship opportunities for various educational advertisers or potentially online universities who may be interested in reaching the targeted final customer demographic of JobsInSite via sponsorship and advertising.

The Company will initially focus its activities in New York and New Jersey with particular focusing on smaller institutions.  With success, the Company will expand its efforts to include other areas of the Northeast including Connecticut, Massachusetts, and Pennsylvania as it begins to build a regional customer base and work through some college and university conferences by client referral.   Online efforts will be moderated in the same deliberate fashion to generate sustained growth.  An advertising, and/or marketing plan after study of the internet channel and all other channels will be conceived over the course of time.

Eventually, the Company expects to serve a diversified customer base in various parts of the United States.

During the upcoming years, the Company plans to expand its business to include sale and delivery of products globally focusing on Mexico and multi-lingual exploration (Spanish-language first).  The company is currently exploring ways to diversify its software products and services.

Employees

As of January 18, 2006 the Company has no employees.  Depending on product demand, the Company intends to contract additional persons on a temporary and part-time basis until there is need for a full-time employee.

PROPERTY

We currently utilize office space in the residence of our co-CEO, Kofi Kankam, for which the Company does not pay any rent.  Our mailing address is 426 West 49th Street, 4A, NY, NY 10019; our phone numbers are (646) 483-4386 and (617) 539-1745 and our fax number (530) 323-7253.

LEGAL PROCEEDINGS

No proceedings are pending to which the Company or any of its property is subject, nor to the knowledge of the Company, are any such legal proceedings threatened against the Company.

MANAGEMENT

Board of Directors

The directors and executive officers currently serving the Company are as follows:

Name	Age	Position Held	Since

Kofi N. Kankam	30	CEO, president, director, treasurer	August 2004
Kevin W. Cadette	31	Vice president, director, secretary	August 2004

Kofi N. Kankam has served as our CEO, chairman, director, & treasurer of the Company since our incorporation on August 5, 2004.  Prior to JobsInSite, Mr. Kankam has worked for a variety of technology, consulting, and educational ventures.  After graduating from the Harvard Graduate School of Education with a Master’s degree, Mr. Kankam worked for Accenture (formerly Andersen Consulting) as a process competency analyst.  At Accenture he advised and implemented information technology for leading telecommunications companies and conducted extensive product, market, and pricing analyses while developing initiatives to help save $14 million for clients.  After Accenture, Mr. Kankam worked at Fuxito Worldwide as an executive vice president in charge of strategic initiatives, development and marketing while supervising 24 personnel and aiding in closing a $1.2 million round of financing.   Mr. Kankam left Fuxito to join Net2Phone as a product manager in the communication services division while leading product development for a speech-recognition personal information management communication device.  Within education, Mr. Kankam co-founded Crimson Ops, a tutoring service based in New York City which leverages Columbia and NYU students.  At Wharton, Mr. Kankam was the Chairman of the 30th Annual Whitney Young Conference, Wharton’s largest conference and one of the largest student-run conferences in the country.  Mr. Kankam supervised 43 student & staff volunteer personnel while double-majoring at Wharton.  Mr. Kankam helped to raise over $290,000 in sponsorship from top global firms while running this three-day affair.  Currently, Mr. Kankam is the co-founder of QPlay, an interactive solutions company which targets venues with idle patrons in an effort to attain these patrons’ consumer surplus.  Mr. Kankam graduated from Harvard University with a Bachelor of Arts degree in neurobiology and attained his Masters of Education degree from the Harvard Graduate School of Education with a focus in administration, planning, and social policy.  Mr. Kankam also has a Masters of Business Administration degree with a concentration in finance and entrepreneurial management from The Wharton School at the University of Pennsylvania.  Mr. Kankam was born in Toronto, Canada and resides in New York City.

Kevin W. Cadette has served as our vice president, director, and secretary of the Company since our incorporation on August 5, 2004.  Prior to JobsInSite, Mr. Cadette worked at a variety of technology and consulting entities.  After graduating from Cornell University with a Masters in Engineering, majoring in operations research and industrial engineering, Mr. Cadette worked with C-Bridge Internet Solutions as a consultant.  At C-Bridge, Mr. Cadette served as a consultant and technical leader for a variety of companies and projects.  He worked as a Technical leader for BowStreet Incorporated and a team in the development of an XML training class.  He conducted extensive investigation into strategic business opportunities in distributed business processes, XML technology, and became a certified Lawson Insight ERP web solutions provider.  After C-Bridge, Mr. Cadette joined GetConnected as the Director of Integration development where his responsibilities included developing integrative technology for integration business partners in GetConnected’s network, coordinating development, testing and release efforts with multiple internal departments, and defining project strategy, business needs, functional context, use cases, role definitions and operational requirements with Program Management. Within this role, Mr. Cadette was also managing, mentoring, and tasking all software engineers and resolving inter-group including requirements, resources, and dependencies.  Mr. Cadette left GetConnected to join Monster as a technical leader and architect.  At Monster.com, Mr. Cadette led development and architecture for MonsterLearning.com, coordinated development across multi-functional groups, and oversaw management reports and all issues. At Wharton, Mr. Cadette was the Vice-Chairman of the 30th Annual Whitney Young Conference, Wharton’s largest conference and one of the largest student-run conferences in the country.  Mr. Cadette supervised 43 student & staff volunteer personnel while double-majoring at Wharton.  Mr. Cadette helped to raise over $290,000 in sponsorship from top global firms while running this three-day affair.  Currently, Mr. Cadette is the co-founder of QPlay, a interactive solutions company which targets venues with idle patrons in an effort to attain their consumer surplus that exists while they wait for rides.  Mr. Cadette graduated from Cornell University with a Bachelors of Science degree in mechanical engineering and attained his Masters of Engineering majoring in operations research and industrial engineering.  Mr. Cadette also has a Masters of Business Administration degree with a concentration in finance and entrepreneurial management from The Wharton School at the University of Pennsylvania.  Mr. Cadette was born in London, England and resides in New Jersey.

EXECUTIVE COMPENSATION

Mr. Cadette and Mr. Kankam, do not currently receive a salary. At a future date, dependent upon favorable market demand and initial stable revenues, the Company may negotiate with these two employees for compensation on an hourly basis for their services and enter into a formal employment contract subject to approval by the board of directors.

SECURITY OWNERSHIP OF CERTAIN

BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth, as of January 18, 2006 the number of shares of Common Stock owned of record and beneficially by executive officers, directors, persons who hold 5% or more of the outstanding Common Stock of the Company, and by all officers and directors as a group:

	Number of Shares	Percentages
Name and Address (1)	Owned Beneficially	Before Offering	After Offering (2)

Kevin Cadette (3)	1,000,000	49.0%	39.4%
Kofi Kankam (3)	1,000,000	49.0%	39.4%

(1)

The persons and entity named in the above table have sole voting and investment power with respect to all shares of Common Stock shown as beneficially owned by them, subject to community property laws, where applicable, and the information contained in the footnotes to the table.

(2)

Assumes the sale of 500,000 Shares offered hereby.

(3)

Business Address is 426 West 49th Street, 4A, NY, NY 10019.

CERTAIN TRANSACTIONS

We currently utilize office space which is provided by our CEO, Kofi Kankam, on a rent-free month to month basis.

IINTEREST OF NAMED EXPERTS

Sarfoh & Associates, LLP, Attorneys at Law, own 40,000 Shares of our Common Stock.

DESCRIPTION OF CAPITAL STOCK

We have authorized capital stock consisting of 50,000,000 shares of Common Stock, $.001 par value per share (“Common Stock”).

Common Stock

The holders of outstanding shares of Common Stock are entitled to receive dividends out of assets or funds legally available for the payment of dividends of such times and in such amounts as the board from time to time may determine.  Holders of Common Stock are entitled to one vote for each share held on all matters submitted to a vote of shareholders.  There is no cumulative voting of the election of directors then standing for election.  The Common Stock is not entitled to pre-emptive rights and is not subject to conversion or redemption.  Upon liquidation, dissolution or winding up of the Company, the assets legally available for distribution to stockholders are distributable ratably among the holders of the Common Stock after payment of liquidation preferences, if any, on any outstanding payment of other claims of creditors.  Each outstanding share of Common Stock is, and all shares of Common Stock to be outstanding upon completion of this Offering will upon payment therefore be, duly and validly issued, fully paid and non-assessable.

This offering will not include any preferred stock.  The company reserves the right to issue such shares in the future.

Registration Rights

The Company has agreed to provide certain registration rights with respect to the Shares purchased.  The Company plans to file a registration statement within 45 days of closing this Offering. See the Registration Rights Agreement attached hereto as Exhibit B.

SHARES ELIGIBLE FOR FUTURE SALE

Future sales of substantial amounts of our Common Stock could adversely affect market prices prevailing from time to time, and could impair our ability to raise capital through the sale of equity securities.

Upon completion of this Offering, assuming the sale of 500,000 Shares, there will be 2,540,000 shares of Common Stock outstanding.  All of the Shares sold in this Offering will be issued pursuant to exemptions from registration under the Act.  All such shares will constitute restricted securities as that term is defined by Rule 144 of the Act and will bear appropriate legends, restricting transferability.

Restricted securities may not be sold except pursuant to an effective registration statement filed by the Company or an applicable exemption from registration, including an exemption under Rule 144 promulgated under the Act.

In general, under Rule 144 as currently in effect, a person (or persons whose shares are aggregated) who owns shares that were purchased from us (or any affiliate) after at least one year passes, including a person who may be deemed our affiliate, will be entitled to sell within any three-month period a number of shares that does not exceed 1% of the then outstanding shares of our Common Stock (2,540,000 shares outstanding immediately after the Offering assuming the sale of 500,000 Shares).

Sales under Rule 144 are also subject to certain manner of sale provisions, notice requirements and the availability of current public information about us.  Any person (or persons whose shares are aggregated) who is not deemed to have been our affiliate at any time during the 90 days preceding a sale, and who owns shares within the definition of “restricted securities” under Rule 144 under the Securities Act that were purchased from us (or any affiliate) at least two years previously, would be entitled to sell such shares under Rule 144(k) without regard to the volume limitations, manner of sale provisions, public information requirements or notice requirements.

PLACEMENT OF THE OFFERING

The officers of the Company will sell or arrange for the sale of the Shares.  The Shares will be offered on a “best-efforts” no minimum basis.  The Offering is made in reliance upon an exemption from registration under the federal securities laws provided by Rule 506 of Regulation D.  The Offering will terminate upon the earlier of (i) the sale of the 500,000 Shares or (ii) April 1, 2006, unless extended by us for up to an additional sixty days or (iii) terminated earlier at the discretion of the Company.    No sales commissions will be paid on Shares sold by the officers of the Company.

The Shares are offered by the Company subject to prior sale, subject to certain conditions including prior approval of certain legal matters by its counsel, subject to the Company’s right to accept or reject subscriptions at its discretion and withdrawal or modification of such offer without notice.

Prior to the Offering, there has been no public market for the Common Stock of the Company and no such market is expected to develop with respect to the Common Stock unless and until the Company completes a public Offering, if ever.  The price of the Shares and Common Stock has been determined arbitrarily by the Company.  The factors considered by the Company in determining the Offering price include, among others, the Company’s past, present and projected results of operations, the future prospects for the industry in which the Company competes and proposes to compete, the quality of the management of the Company, the current market prices of similar securities of comparable companies and the general condition of the securities markets at the time of the Offering, as well as the information generally set forth in this Memorandum regarding the Company.  The Offering price however, should not be considered as an indication of the actual value of such securities.  After completion of this Offering, the market price of the Common Stock is subject to change as a result of market conditions and other factors.

Each prospective investor must complete and submit the Subscription Agreement, and Purchaser Representative Questionnaire, if applicable, both of which are attached as exhibits hereto.

LEGAL MATTERS

The validity of the shares being offered hereby will be passed upon by Sarfoh & Associates, LLP, Attorneys at Law,

ADDITIONAL INFORMATION

This Memorandum does not contain all of the information with respect to the various agreements and other documents referred to herein.  The delivery of this Memorandum at any time does not imply that the information contained herein is correct as of any time subsequent to the date hereof.  For further information with respect to the Company and the Shares, any prospective purchaser should contact Kofi Kankam at (646) 483-4386.

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